                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                           DATED AS OF OCTOBER 7, 2002


                  MANPOWER INC., a Wisconsin corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, CITIBANK, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, the "Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below), hereby agree as follows:

                             PRELIMINARY STATEMENTS

                  (1) The Borrower is party to a 364-Day Credit Agreement dated as of November 29, 2001 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as Agent for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

                  (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

                  (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $285,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Agreement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

                  SECTION 1. Amendments to the Existing Credit Agreement. The Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (a) Section 1.01 is amended by deleting the definitions of "Non-Consenting Lender" and "Termination Date" set forth therein and replacing them respectively, with the following new definitions thereof:

                  "Non-Consenting Lender" has the meaning specified in Section 2.19(b).

                  "Termination Date" means the earlier of (a) October 6, 2003, subject to the extension thereof pursuant to Section 2.19 and (b) the date of termination in whole of the Commitments pursuant to Section
         2.05 or 6.01; provided, however, that the Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.19 shall be the Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.

                  (b) The definition of "Commitment" in Section 1.01 is amended by replacing the words "the signature pages hereof" with the words "Schedule I hereto".

                  (c) Section 4.01(e) is amended (i) by deleting the date "December 31, 2000" and substituting therefor the date "December 31, 2001", (ii) by deleting the date "September 30, 2001" and substituting therefor the date "June 30, 2002" and (iii) by deleting the words "nine months" and substituting therefor the words "six months".


                  (d) Schedule I is deleted in its entirety and replaced with
Schedule I to this Amendment and Restatement.

                  SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date") when and only if:

                  (a) The Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Agent that such Initial Lender has executed this Amendment and Restatement.

                  (b) On the Restatement Effective Date, the following statements shall be true and the Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Borrower, dated the Restatement Effective Date, stating that:

                           (i) The representations and warranties contained in
                  Section 4.01 of the Existing Credit Agreement are correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date, and

                           (ii) No event has occurred and is continuing, or will
                  occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

                  (c) The Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Agent and in sufficient copies for each Initial Lender:

                           (i) The Revolving Credit Notes to the order of the
                  Lenders to the extent requested by any Lender pursuant to
                  Section 2.16 of the Existing Credit Agreement.

                           (ii) Certified copies of the resolutions of the Board
                  of Directors of the Borrower approving this Amendment and Restatement and the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement and the Notes.

                           (iii) A certificate of the Secretary or an Assistant
                  Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the Notes and the other documents to be delivered hereunder.

                           (iv) A favorable opinion of Godfrey & Kahn, S.C.,
                  counsel for the Borrower, in substantially the form of Exhibit E to the Existing Credit Agreement but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement, in form and substance reasonably satisfactory to the Initial Lenders.

                           (iv) A favorable opinion of Shearman & Sterling,
                  counsel for the Agent, in form and substance reasonably satisfactory to the Agent.

                  SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

                  (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is November 29, 2001).

                  SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agent with respect hereto and thereto) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

                  SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

                SECTION 6. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                       MANPOWER INC.


                       By      /s/ George P. Herrmann
                               ----------------------------------------------
                              Title:  Vice President, Finance and Treasurer

                       CITIBANK, N.A.,
                           as Agent


                       By      /s/ Wajeeh Faheem
                               ----------------------------------------------
                               Title:  Wajeeh Faheem
                                       Vice President
                                       Citibank, N.A.

                       Administrative Agent

                       CITIBANK, N.A.


                       By      /s/ Wajeeh Faheem
                               ----------------------------------------------
                               Title:  Wajeeh Faheem
                                       Vice President
                                       Citibank, N.A.


                       Co-Syndication Agents

                       BNP PARIBAS


                       By      /s/ Christine L. Howatt
                               ----------------------------------------------
                               Name:  Christine L. Howatt
                               Title:  Director

                       By      /s/ Peter Labrie
                               ----------------------------------------------
                               Name:  Peter Labrie
                               Title:  Central Region Manager


                       WACHOVIA BANK, NATIONAL ASSOCIATION


                       By      /s/ Karin G. Samuel
                               ----------------------------------------------
                               Title:  Vice President


                       Managing Agents

                                              ABN AMRO BANK N.V.


/s/ Kathleen L. Ross                 By    /s/ Edward John Hill III
--------------------------------           -------------------------------------
Kathleen L. Ross                                    Edward John Hill III
Senior Vice President                       Title:  Assistant Vice President

                                     BANK ONE, NA


                                     By      /s/ Jenny Gilpin
                                           -------------------------------------
                                                    Jenny A. Gilpin
                                            Title:  Director, Capital Markets

                       CREDIT LYONNAIS [New York Branch]

                       By  /s/ Lee E. Greve
                           -------------------------------------
                           Title:  Lee E. Greeve
                                   First Vice President


                       FLEET NATIONAL BANK

                       By  /s/ Mary M. Barcus
                           -------------------------------------
                           Title:  Senior Vice President


                       THE ROYAL BANK OF SCOTLAND PLC


                       By  /s/ Julian Dakin
                           -------------------------------------
                           Title:  Senior Vice President


              Lenders

                       BANCA NAZIONALE DEL LAVORO S.p.A


                           /s/ Francesco Di Mario
                       By  Francesco Di Mario
                           -------------------------------------
                           Title:  Vice President


                           /s/ Leonardo Valentini
                       By  Leonardo Valentini
                           -------------------------------------
                           Title:  First Vice President


                       BANK OF TOKYO-MITSUBISHI, LTD.,
                       CHICAGO BRANCH


                       By  /s/ Shinichiro Munechika
                           -------------------------------------
                           Title:  Shinichiro Munechika
                                   Deputy General Manager


                       DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                       BRANCHES


                       By  /s/ Frau Mai
                           -------------------------------------
                           Title:  Frau Mai


                       By  /s/ Zierold
                           -------------------------------------
                           Title:  Zierold

                       U.S. BANK NATIONAL ASSOCIATION


                       By      /s/ Caroline V. Krider
                               -------------------------------------
                               Title:  Caroline V. Krider
                                       Vice President & Sr. Lender



                       M&I MARSHALL AND ILSLEY BANK


                       By      /s/ Thomas F. Bickelhaupt
                               -------------------------------------
                               Title:  VP


                       By      /s/ Ronald J. Carey
                               -------------------------------------
                               Title:  VP


                       SOCIETE GENERALE


                       By      /s/ Elizabeth R. Peck
                               -------------------------------------
                               Title:  Director


                       UNICREDITO ITALIANO


                       By    /s/ Charles Michael      /s/ Saiyed A. Abbas
                             ---------------------------------------------
                             Title: Charles Michael   Saiyed A. Abbas
                                    Vice President    Vice President

                   SCHEDULE I TO THE AMENDMENT AND RESTATEMENT


                                   SCHEDULE I
                           APPLICABLE LENDING OFFICES


----------------------------------- ------------------ ------------------------------------ ----------------------------------
      Name of Initial Lender           Commitment            Domestic Lending Office            Eurodollar Lending Office
----------------------------------- ------------------ ------------------------------------ ----------------------------------
ABN AMRO Bank N.V.                  $20,000,000        208 South LaSalle Street,            208 South LaSalle Street
                                                       Suite 1500                           Suite 1500
                                                       Chicago, IL 60604-1003               Chicago, IL 60604-1003
                                                       Attn:  Credit Administration         Attn:  Credit Administration
                                                       T:  (312) 992-5110                   T:  (312) 992-5110
                                                       F:  (312) 992-5111                   F:  (312) 992-5111
----------------------------------- ------------------ ------------------------------------ ----------------------------------
Banca Nazionale del Lavoro S.p.A.   $10,000,000        Banca  Nazionale  Del Lavoro S.p.A.  Banca Nazionale Del Lavoro
                                                       New York Branch                      S.p.A. New York Branch
                                                       25 West 51st Street                  25 West 51st Street
                                                       New York, NY 10019                   New York, NY 10019
                                                       Attn:  Juan Cortes, VP               Attn:  Juan Cortes, VP
                                                       T:  (212) 314-0295                   T:  (212) 314-0295
                                                       F:  (212) 765-2978                   F:  (212) 765-2978
----------------------------------- ------------------ ------------------------------------ ----------------------------------
Bank of Tokyo-Mitsubishi, LTD.,     $12,000,000        227 W. Monroe Street,                227 W. Monroe Street,
Chicago Branch                                         Suite 2300                           Suite 2300
                                                       Chicago, IL 60606                    Chicago, IL 60606
                                                       Attn:  Janice Hennig                 Attn:  Janice Hennig
                                                       T:  (312) 696-4710                   T:  (312) 696-4710
                                                       F:  (312) 696-4532                   F:  (312) 696-4532
----------------------------------- ------------------ ------------------------------------ ----------------------------------
Bank One, NA                        $20,000,000        1 Bank One Plaza                     1 Bank One Plaza
                                                       Chicago, IL 60670                    Chicago, IL 60670
                                                       Attn:  Jenny Gilpin                  Attn:  Jenny Gilpin
                                                       T:  (312) 732-5867                   T:  (312) 732-5867
                                                       F:  (312) 732-3888                   F:  (312) 732-3888
----------------------------------- ------------------ ------------------------------------ ----------------------------------
BNP Paribas                         $30,000,000        209 S. LaSalle, Suite 500            209 S. LaSalle, Suite 500
                                                       Chicago, IL 60604                    Chicago, IL 60604
                                                       Attn:                                Attn:
                                                       T:  (312) 977-2200                   T:  (312) 977-2200
                                                       F:  (312) 977-1380                   F:  (312) 977-1380
----------------------------------- ------------------ ------------------------------------ ----------------------------------
Citibank, N.A.                      $34,000,000        Two Penns Way                        Two Penns Way
                                                       New Castle, DE  19720                New Castle, DE  19720
                                                       Attn:  David Graber                  Attn:  David Graber
                                                       T:  (302) 894-6034                   T:  (302) 894-6034
                                                       F:  (302) 894-6120                   F:  (302) 894-6120
----------------------------------- ------------------ ------------------------------------ ----------------------------------
Credit Lyonnais                     $20,000,000        227 W. Monroe Street,                227 W. Monroe Street,
                                                       Suite 3800                           Suite 3800
                                                       Chicago, IL 60606                    Chicago, IL 60606
                                                       Attn:  Diego Sanfilippo              Attn:  Diego Sanfilippo
                                                       T:  (312) 220-7313                   T:  (312) 220-7313
                                                       F:  (312) 641-0527                   F:  (312) 641-0527
----------------------------------- ------------------ ------------------------------------ ----------------------------------

                                       2

----------------------------------- ------------------ ------------------------------------ ----------------------------------
      Name of Initial Lender           Commitment            Domestic Lending Office            Eurodollar Lending Office
----------------------------------- ------------------ ------------------------------------ ----------------------------------
Dresdner Bank AG, New York and      $12,000,000
Grand Cayman Branches
----------------------------------- ------------------ ------------------------------------ ----------------------------------
U.S. Bank National Association      $12,000,000        777 E. Wisconsin Avenue              777 E. Wisconsin Avenue
                                                       MK-FC-GLCB                           MK-FC-GLCB
                                                       Milwaukee, WI 53202                  Milwaukee, WI 53202
                                                       Attn:  Matt Jaworski                 Attn:  Matt Jaworski
                                                       T:  (414) 765-4478                   T:  (414) 765-4478
                                                       F:  (414) 765-5367                   F:  (414) 765-5367
----------------------------------- ------------------ ------------------------------------ ----------------------------------
Fleet National Bank                 $15,000,000        100 Federal Street MADE              100 Federal Street MADE
                                                       10007F                               10007G
                                                       Boston, MA 02110                     Boston, MA 02110
                                                       Attn:  Dan Johnson                   Attn:  Richard DeNutte
                                                       T:  (617) 434-4544                   T:  (617) 434-5351
                                                       F:  (617) 434-8102                   F:  (617) 434-1279
----------------------------------- ------------------ ------------------------------------ ----------------------------------
M&I Marshall and Ilsley Bank        $20,000,000        770 North Water Street               770 North Water Street
                                                       NW18                                 NW18
                                                       Milwaukee, WI 53202                  Milwaukee, WI 53202
                                                       Attn:  Leo D. Freeman or Thomas      Attn:  Leo D. Freeman or Thomas
                                                       Bickelhaupt                          Bickelhaupt
                                                       T:  (414) 765-7943/7944              T:  (414) 765-7943/7944
                                                       F:  (414) 765-7625                   F:  (414) 765-7625
----------------------------------- ------------------ ------------------------------------ ----------------------------------
The Royal Bank of Scotland plc      $20,000,000        101 Park Avenue, 12th floor          101 Park Avenue, 12th floor
                                                       New York, NY, 10178                  New York, NY, 10178
                                                       Attn: Sheila Shaw                    Attn: Sheila Shaw
                                                       T:  212 401 1406                     T:  212 401 1406
                                                       F:  212 401 1491                     F:  212 401 1491
----------------------------------- ------------------ ------------------------------------ ----------------------------------
Societe Generale                   $20,000,000
----------------------------------- ------------------ ------------------------------------ ----------------------------------
UniCredito Italiano                 $8,000,000         UniCredito Italiano New York Branch  UniCredito Italiano
                                                       375 Park Avenue                      375 Park Avenue
                                                       New York, NY 10152                   New York, NY 10152
                                                       Attn: Charles Michael                Attn: Charles Michael
                                                       T:  (212) 546-9604                   T:  (212) 546-9604
                                                       F:  (212) 546-9665                   F:  (212) 546-9665
----------------------------------- ------------------ ------------------------------------ ----------------------------------
Wachovia Bank, National             $32,000,000        Wachovia Securities                  Wachovia Securities
Association                                            201 South College Street             201 South College Street
                                                       Charlotte, NC 28288-1183             Charlotte, NC 28288-1183
                                                       Attn:  James F. Heatwole             Attn:  James F. Heatwole
                                                       T:  (704) 715-8099                   T:  (704) 715-8099
                                                       F:  (704) 383-7611                   F:  (704) 383-7611
----------------------------------- ------------------ ------------------------------------ ----------------------------------

TOTAL OF                       $285,000,000
  COMMITMENTS